SHARE PURCHASE AGREEMENT

This Share Purchase Agreement (this "**Agreement**") is made and entered into on May 7, 2008 by and among:

(1) **Champion Shine Trading Limited**, a business company organized under the laws of the British Virgin Islands (the "**Seller**");

(2) **Bertelsmann Asia Investments AG**, a company organized under the laws of Switzerland (the "**Purchaser**"); and

(3) **Zhu Zheng Dong** (ID No. 320102196806142439), an individual ("**ZZD**").

(The Seller and the Purchaser shall be individually referred to as a "**Party**" and together, as the "**Parties**".)

RECITALS

WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, the Shares (as defined below) on the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recital, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. AGREEMENT TO PURCHASE AND SELL SHARES.

1.1 Purchase Price. Subject to the terms and conditions of this Agreement, the Seller hereby agrees to sell to the Purchaser an aggregate of 5,243,650 ordinary shares of China Distance Education Holdings Limited, a company organized under the laws of the Cayman Islands (the "**Company**"), par value of US$0.0001 per share (the "**Shares**"), and the Purchaser hereby agrees to purchase from the Seller that number of Shares at a per share purchase price of US$2.995966 (the "**Purchase Price Per Share**") for the aggregate purchase price (the "**Purchase Price**") of US$15,709,797.

2. CLOSING; PAYMENT; DELIVERY; PURCHASE PRICE ADJUSTMENT.

2.1 Closing. Subject to the fulfillment of the conditions to closing as set forth in Sections 6 and 7 hereof (or the waiver thereof by the Purchaser or the Seller as the case may be), the sale of the Shares (the "**Closing**") shall take place remotely via the exchange of documents and signatures immediately following satisfaction or waiver of each of the conditions to closing as set forth in Sections 6 and 7 hereof, or at such other time, date and location as may be mutually agreed to by the Parties. For purposes of this Agreement, "**Business Day**" means a day other than Saturday, Sunday or any day on which banks located in the People's Republic of China (the "**PRC**"), the Hong Kong Special Administrative Region of the PRC ("**Hong Kong**") or the Federal Republic of Germany are authorized or obligated to close.

2.2 **Payment**. The Purchaser shall pay the Purchase Price at the date of Closing by wire transfer of immediately available U.S. dollar funds to an account designated by the Seller; provided that the Seller delivers wire transfer instructions to the Purchaser prior to the payment of the Purchase Price.

2.3 **Delivery.** At the Closing, the Seller shall deliver the following items to the Purchaser, against payment by the Purchaser of the Purchase Price:

(a) a share certificate representing the Shares purchased by the Purchaser;

(b) a copy of the Company's Register of Members certified by a director of the Company reflecting the number of Shares purchased by the Purchaser;

(c) Deed of Share Charge substantially in the form attached hereto as Exhibit A (the **"Share Pledge Agreement"**) to further secure the representation, warranties, covenants, agreements, obligations and liabilities of the Seller set forth under Sections 2.4, 3, 4, and 8 hereof;

(d) resolutions of the Seller's board of directors and/or shareholders, as applicable, approving the execution and delivery of this Agreement, the Share Pledge Agreement and any other agreements contemplated hereby (collectively, the **"Transaction Documents"**) and the consummation of the transactions contemplated hereby; and

(e) a copy of that Waiver and Confirmation Letter from Orchid Co-Investment Limited (**"Orchid"**), Orchid Asia III, L. P. (**"Orchid III"**) and Artson Limited, a business company organized under the laws of the British Virgin Islands (**"Artson"**) substantially in the form attached hereto as Exhibit B.

2.4 **Purchase Price Adjustment**. In the event that the Company at any time after the Closing issues any ordinary shares, or ADS representing ordinary shares, in an initial public offering (**"IPO"**) at an IPO price (the **"IPO Price"**) lower than US$3.7449575 per ordinary share (as adjusted for share dividends, splits, combinations, recapitalizations and similar events) for any reason, then the Purchase Price payable by the Purchaser shall be reduced by an amount equal to the product of the following formula (such amount, the **"Purchase Price Adjustment Amount"**):

> Purchase Price Adjustment Amount =(US$2.995966-(IPO Price × 80%)) × (total shares purchased by the Purchaser).

If a Purchase Price adjustment is required pursuant to this Section 2.4, the Seller or ZZD, at the Purchaser's discretion, shall pay to the Purchaser the Purchase Price Adjustment Amount, together with interest thereon from the date of the Closing until the date of full and complete payment of the Purchase Price Adjustment Amount compounding at a rate of 20% per annum. The Purchase Price Adjustment Amount shall be due and payable no later than forty-five (45) calendar days following the effective date of the IPO.

4.

3. **PUT OPTION**.

3.1 **Put Option**. In the event that a Qualified Public Offering (as defined below) is not completed by December 31, 2008 for any reason, the Purchaser shall thereafter have the right but not the obligation (such right, a "**Put Option**"), by delivering a written notice (a "**Put Option Notice**") to the Seller or ZZD, to require the Seller or ZZD, at the Purchaser's option, to repurchase all or any portion of the Shares being purchased by the Purchaser hereunder as designated in the Put Option Notice (the "**Put Shares**"); provided, however, that the Put Option Notice shall only be effective if delivered to both the Seller and ZZD on or before December 31, 2009. For purposes of this Agreement, "**Qualified Public Offering**" means a firm commitment underwritten public offering of the ordinary shares, or ADS representing ordinary shares of the Company, on an internationally recognized regional or national securities exchange, including without limitation, the New York Stock Exchange or the NASDAQ Global Market System, which results in gross proceeds to the Company of at least US$70,000,000 (excluding underwriter discounts and commissions) and which is carried out on the basis of an offering price per ordinary share or ADS representing ordinary share of not less than three (3) times the original subscription price of US$0.615553 per Series A Share (on an as-converted basis and as adjusted for share dividends, splits, combinations, recapitalizations and similar events).

3.2 **Put Option Price**. The price per share at which the Put Shares are to be sold to the Seller or ZZD, as applicable, pursuant to Section 3.1 above shall be equal to the per share Purchase Price for the Shares as set forth in Section 1 above times 120 percent (compounding on a per annum basis to the date payment is made). The Seller shall also reimburse the Purchaser for any and all fees and expenses, including legal fees and expenses, reasonably and properly incurred pursuant to the exercise or the attempted exercise of such Purchaser's rights under this Section 3.

3.3 **Purchase of Put Shares**. The Seller or ZZD, as applicable, shall be obliged to purchase the Put Shares in accordance with this Section 3.3 upon the exercise of the Put Option by any Purchaser in accordance with Section 3.1 above. The closing of the sale of the Put Shares pursuant to the Put Option shall be held at the office of Clifford Chance in Shanghai, the PRC at 11:00 a.m. Beijing time on the 60th day after the delivery of a Put Option Notice or at such other time and place as the parties to the transaction may agree. At such closing, the Purchaser seeking to exercise its Put Option shall deliver the share certificates, accompanied by duly executed instruments of transfer, to the Seller or ZZD and the Seller or ZZD shall pay in cash or other consideration acceptable to the Purchaser the purchase price for the Put Shares as calculated pursuant to Section 3.2 above. At such closing, the Seller or ZZD and the Purchaser shall execute such additional documents as may be necessary or appropriate to effect the sale of such Put Shares to the Seller or ZZD. Any stamp duty or transfer taxes or fees payable on the transfer of such Put Shares shall be borne and paid by the Seller. At the Closing, the Company will concurrently therewith record such transfer on its books and update its register of members and will promptly thereafter and in any event within five (5) days reissue certificates, as applicable, to the Seller or ZZD and the Purchaser reflecting the new securities held by them giving effect to such transfer.

4. **REPRESENTATIONS AND WARRANTIES OF THE SELLER**.

The Seller and ZZD, jointly and severally, hereby represent and warrant to the Purchaser, as of the date hereof and the date of Closing:

4.1 Organization, Standing and Qualification. The Seller is duly organized, validly existing and in good standing under, and by virtue of, the laws of the place of its incorporation or establishment and has all requisite power and authority to own its properties and assets and to carry on its business as now conducted, and to perform each of its obligations hereunder and under any agreement contemplated hereunder to which it is a party. ZZD is the sole shareholder of the Seller.

4.2 Due Authorization. All corporate action on the part of the Seller, and, as applicable, its respective officers, directors and shareholders necessary for (i) the authorization, execution and delivery of, and the performance of all obligations of the Seller under this Agreement and (ii) the sale and delivery of all Shares by the Seller as contemplated under this Agreement at the Closing have been taken or will be taken prior to the Closing. This Agreement, when executed and delivered by the Seller, shall constitute valid and legally binding obligations of the Seller enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles.

4.3 Valid Title to the Shares. The Shares held by the Seller are duly authorized, validly issued, outstanding, fully paid and nonassessable. Immediately prior to the Closing, the Seller has good and valid title to the Shares and owns the Shares beneficially and of record, free and clear of all liens, charges, mortgages, pledges or encumbrances of any manner except that the Shares are subject to certain obligations contained in that certain Shareholders Agreement, dated March 7, 2008, by and among the Company and certain other parties as amended from time to time (the "**Shareholders Agreement**"). The Shares being sold hereby constitutes 4.5% of the total outstanding shares of the Company (calculated on a fully-diluted as-converted basis) as of the date hereof.

4.4 Conflicts; Consents of Third Parties. Except for the transfer restrictions under Section 4 of the Shareholders Agreement, none of the execution and delivery by Seller of this Agreement or the other agreements referenced herein, the consummation of the transactions contemplated hereby or thereby, or compliance by Seller with any of the provisions hereof or thereof will (i) conflict with or result in a violation of the organizational documents of Seller; (ii) conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination or cancellation under, any provision of any contract or permit to which Seller is a party or by which any of the properties or assets of Seller is bound; (iii) cause Seller to violate or breach, in any respect, any law or order of any governmental body applicable to Seller or by which any of the properties or assets of Seller are bound; or (iv) require Seller to obtain any consent, waiver, approval, order, permit or authorization of, or declare or file with, or give notification to, any person or governmental body not otherwise obtained at or prior to the Closing.

4.5 Future Gains; No Reliance. Seller acknowledges and understands that the Purchaser's plans for the future, if successful, may result in the Shares becoming more valuable and that the future value of the Shares could far exceed the amounts Seller will receive under this Agreement. Seller has determined to forego the possibility of such future value in order to obtain consideration in accordance with this Agreement. Neither the Purchaser nor any of its officers, directors, employees or agents has made any representations to Seller regarding the present or future value of the Shares or the advisability of the decision to sell the Shares to the Purchaser.

4.6 Exempt Offering. Subject to the accuracy of the Purchaser's representations and warranties under Section 5.6 hereof, the sale and purchase of the Shares are exempt from the registration requirements of the United States Securities Act of 1933, as amended (the "**Act**") and from the registration or qualification requirements of any other applicable securities laws and regulations, and will be exempt from such registration or qualification requirements.

5. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

The Purchaser hereby represents and warrants, severally and not jointly, to the Seller, as of the date hereof and the date of Closing, that:

5.1 Organization, Standing and Qualification. The Purchaser is duly organized, validly existing and in good standing under, and by virtue of, the laws of the place of its incorporation or establishment and has all requisite power and authority to carry on its business as now conducted, and to perform each of its obligations hereunder and under any agreement contemplated hereunder to which it is a party.

5.2 Due Authorization. All corporate action on the part of the Purchaser, and, as applicable, its respective officers, directors and shareholders necessary for the authorization, execution and delivery of, and the performance of all obligations of the Purchaser under this Agreement have been taken or will be taken prior to the Closing. This Agreement, when executed and delivered by the Purchaser, shall constitute valid and legally binding obligations of the Purchaser enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles.

5.3 Investigation; Economic Risk. The Purchaser is able to fend for itself in the transactions contemplated by this Agreement and has the ability to bear the economic risks of its investment in the Shares.

5.4 Purchase for Own Account. The Shares will be acquired for the Purchaser's own account, not as a nominee or agent, and not with a view to or in connection with the sale or distribution of any part thereof. The Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or entity or to any third person or entity with respect to any of the Shares.

5.5 Accredited Investor. The Purchaser is an Accredited Investor within the definition set forth in Rule 501(a) under Regulation D of the Act.

5.6 Exempt from Registration; Restricted Securities. The Purchaser understands that the Shares will not be registered under the Act or registered or listed publicly pursuant to any other applicable securities laws and regulations, on the ground that the sale provided for in this Agreement is exempt from registration under the Act or the registration or listing requirements of any other applicable securities laws and regulations, and that the reliance of the Seller on such exemption is predicated in part on the Purchaser's representations set forth in Section 5 hereof. The Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 under the Act; that the Shares are not registered or listed publicly and must be held indefinitely unless they are subsequently registered or listed publicly or an exemption from such registration or listing is available.

5.7 Foreign Purchaser. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the United States Internal Revenue Code of 1986, as amended), the Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with the purchase of the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that maybe relevant to the purchase, holding, redemption, sale, or transfer of the Shares. The Purchaser's acquisition and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Purchaser's jurisdiction.

5.8 Legends. The Purchaser understands and agrees that the certificates evidencing the Shares, or any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the following legend (in addition to any legend required under applicable securities laws and regulations):

> "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

6. CONDITIONS TO THE PURCHASER'S OBLIGATIONS AT CLOSING.

The obligation of the Purchaser to purchase the Shares at the Closing is subject to the fulfillment or valid written waiver signed by the Purchaser, on or prior to the Closing (unless otherwise indicated below), of the following conditions:

6.1 Approvals, Consents and Waivers. The Seller shall have obtained any and all approvals, consents and waivers necessary for the consummation of the transactions contemplated by this Agreement, including, but not limited to all permits, authorizations, approvals, consents or permits of any governmental authority or regulatory body. Specifically, the transaction contemplated herein shall have been approved in writing by each holder of the Series A Preferred Shares of the Company (the "**Series A Preferred Shares**") as of the date hereof and at the Closing, and any right of first refusal or co-sale right in connection with the transaction contemplated hereby shall have been waived fully and permanently pursuant to the Waiver and Confirmation Letter in substantially the form attached hereto as Exhibit B.

6.2 Representations and Warranties True and Correct. The representations and warranties set forth in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects as of the date of the Closing with the same force and effect as if they had been made on and as of such date, except for those representations and warranties that already contain any materiality qualification, which representations and warranties, to the extent already so qualified, shall instead be true and correct in all respects as so qualified as of such respective dates.

6.3 Performance of Obligations. The Seller shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required or contemplated to be performed or complied with by it on or before the Closing.

6.4 No Injunction. There shall be no injunction, litigation, order or decree of any nature or of any court or other governmental authority that is in effect that restrains, adversely affects or prohibits the consummation of the transactions contemplated hereby.

7. CONDITIONS TO THE SELLER'S OBLIGATIONS AT CLOSING.

The obligation of the Seller to sell the Shares at the Closing is subject to the fulfillment or valid written waiver signed by the Seller, on or prior to the Closing (unless otherwise indicated below), of the following conditions:

7.1 Approvals, Consents and Waivers. The Purchaser shall have obtained any and all approvals, consents and waivers necessary for the consummation of the transactions contemplated by this Agreement, including, but not limited to all permits, authorizations, approvals, consents or permits of any governmental authority or regulatory body.

7.2 Representations and Warranties True and Correct. The representations and warranties set forth in Section 5 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects as of the date of the Closing with the same force and effect as if they had been made on and as of such date, subject to changes contemplated by this Agreement.

7.3 Performance of Obligations. The Purchaser shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required or contemplated to be performed or complied with by it on or before the Closing.

7.4 No Injunction. There shall be no injunction, litigation, order or decree of any nature or of any court or other governmental authority that is in effect that restrains, adversely affects or prohibits the consummation of the transactions contemplated hereby.

8. INDEMNIFICATION.

The Seller and ZZD shall, jointly and severally, indemnify, defend and hold harmless the Purchaser and its respective officers, directors, employees, agents, affiliates, successors and assigns, from and against any and all Losses (defined below) arising out of, relating to, connected with or incidental to: (i) any breach of any representation or warranty made by the Seller in this Agreement, (ii) any failure by the Seller to comply with any covenant or agreement contained in the this Agreement or in any other documents or

agreements contemplated hereby, (iii) any of the material transactions contemplated by the this Agreement. The agreements in this Section 8 shall survive any termination of this Agreement. For the purposes of this Agreement, "**Losses**" shall mean all losses, liabilities, damages, deficiencies, suits, claims (including suits and claims brought by any shareholder of the Company), debts, obligations, interest, penalties, expenses, judgments or settlements of any nature or kind, including reasonable and properly incurred costs and expenses related thereto, including without limitation reasonable attorneys' fees and disbursements, court costs, amounts paid in settlement and reasonable and properly incurred expenses of investigation.

9. GENERAL PROVISIONS.

9.1 Fees and Expenses. The Seller and ZZD shall pay all reasonable fees and expenses incurred by the Purchaser (not to exceed US$50,000) for legal and other due diligence activities in connection with the transactions contemplated by this Agreement.

9.2 Joint and Several Liability. ZZD shall be jointly and severally liable for any and all representation, warranties, covenants, agreements, obligations and liabilities of the Seller under the Transaction Documents.

9.3 Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the laws of Hong Kong without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the laws of Hong Kong to the rights and duties of the Parties hereunder.

9.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the Parties hereto whose rights or obligations hereunder are affected by such amendments. This Agreement and the rights and obligations therein may not be assigned by the Purchaser without the written consent of the Seller.

9.5 Entire Agreement. The Transaction Documents constitute the entire understanding and agreement between the Parties with regard to the subject matter hereof and thereof.

9.6 Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (i) when hand delivered to the other Party, upon delivery; (ii) when sent by facsimile, upon receipt of confirmation of error-free transmission; (iii) five (5) Business Days after deposit in the mail as air mail or certified mail, receipt requested, postage prepaid and addressed to the other Party as set forth in the attached Schedule A or such other address or facsimile number as may be notified by any Party to the other Party from time to time; or (iv) three (3) Business Days after deposit with an internationally recognized overnight delivery service, postage prepaid, addressed to the Parties as set forth with next business-day delivery guaranteed, provided that the sending Party receives a confirmation of delivery from the delivery service provider. Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A Party may change or supplement the addresses given above, or

designate additional addresses, for purposes of this Section 9.6 by giving, the other Party written notice of the new address in the manner set forth above.

9.7 **Amendments and Waivers**. Any term of this Agreement may be amended or waived only with the written consent of the Purchaser and the Seller. Any amendment or waiver effected in accordance with this Section 9.7 shall be binding upon all of the Parties, and their respective assigns.

9.8 **Interpretation; Titles and Subtitles**. This Agreement shall be construed according to its fair language. The rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be employed in interpreting this Agreement. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

9.9 **Counterparts**. This Agreement may be executed (including, without limitation, by facsimile signature) in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

9.10 **Severability**. Should any provision of this Agreement be determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

9.11 **Further Assurances**. Each Party shall from time to time and at all times hereafter make, do, execute, or cause or procure to be made, done and executed such further acts, deeds, conveyances, consents and assurances without further consideration, which may reasonably be required to effect the transactions contemplated by the Transaction Documents.

9.12 **Dispute Resolution**.

(a) Negotiation between Parties. The Parties agree to negotiate in good faith to resolve any dispute between them regarding this Agreement. If the negotiations do not resolve the dispute to the reasonable satisfaction of all Parties within thirty (30) days, Section 9.12(b) shall apply.

(b) Arbitration. In the event the Parties are unable to settle a dispute between them regarding this Agreement in accordance with subsection (a) above, such dispute shall be referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules (the "**UNCITRAL Rules**") then in effect, which rules are deemed to be incorporated by reference into this subsection (b). The arbitration tribunal shall consist of three arbitrators to be appointed according to the UNCITRAL Rules. The languages of the arbitration shall be English and Chinese, in which all of the arbitrators shall be fluent. The Parties understand and agree that this provision regarding arbitration shall not prevent any Party from pursuing preliminary equitable or injunctive relief in a judicial forum pending arbitration in order to compel another Party to comply with this provision, to preserve the status quo prior to the invocation of arbitration under this provision, or to prevent or halt actions that may result in irreparable harm. A request for such equitable or injunctive relief shall not waive this arbitration provision.

[*Signature page follows*]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SELLER:

CHAMPION SHINE TRADING LIMITED

By: ______________________

Name:

Title:

THE PURCHASER:

BERTELSMANN ASIA INVESTMENTS AG

By: ______________________

Name:

Title:

ZZD:

____

ZHU ZHENG DONG

SCHEDULE A

ADDRESS FOR NOTICES

If to the Seller: Room 707, No. 7 Building, Taiyueyuan, Haidian district, Beijing China Main Line: (8610) 8233 0288 Fax: (8610) 8233 7887 With a copy to: DLA Piper UK LLP Beijing Representative Office 20th Floor, South Tower Beijing Kerry Centre No. 1 Guang Hua Road Beijing 100020 China Attention: Steven Liu Fax: + 8610-6561-5158
If to the Purchaser Unit 2804-2805, Capital Tower, 6A Jianguomenwai Avenue, Chaoyang District, Beijing 100022 China Main Line: +86 10 6563 0026 Fax: +86 10 6563 0376 with a copy to: Clifford Chance LLP 40th Floor Bund Center 222 Yan An East Road Shanghai 200002, China Main Line: +86 21 6335 0086 Fax No.: +86 21 6335 0337 Attention: Rupert Li
If to ZZD: Room 707, No. 7 Building, Taiyueyuan, Haidian district, Beijing China Main Line: (8610) 8233 0288 Fax: (8610) 8233 7887

EXHIBIT A

FORM OF DEEDS OF SHARE CHARGE

EXHIBIT A TO THE SHARE PURCHASE AGREEMENT

DEED OF SHARE CHARGE (this "Deed") is made on May 8, 2008

BY:

Champion Shine Trading Limited, a business company incorporated and existing under the laws of the British Virgin Islands with its registered office at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (the "Owner's Company").

IN FAVOR OF:

Bertelsmann Asia Investments AG, a company incorporated and existing under the laws of Switzerland (the "Secured Party").

RECITALS:

(A) The Secured Party, the Owner's Company and certain other parties have entered into a Share Purchase Agreement (the "Share Purchase Agreement"), pursuant to which 5,243,650 ordinary shares (the "Shares") of China Distance Education Holdings Limited (the "Company") will be sold by the Owner's Company to the Secured Party.

(B) The Owner's Company is the registered holder of certain issued and outstanding shares of the Company of which 5,243,650 shares will be subject to the share charge pursuant to this Deed (the "Charged Shares").

(C) To secure the obligations of the Owner and the Owner's Company under the Share Purchase Agreement and the other Basic Documents (as defined below), the Owner's Company has agreed to create a security interest over the Charged Shares and all Proceeds (as defined below) until all of the Secured Obligations (as defined below) have been satisfied, waived or terminated.

NOW, THEREFORE, in consideration of the foregoing premises, which are hereby incorporated into and made a part of the terms hereof, it is agreed as follows:

SECTION 1
DEFINITIONS

1.1 All capitalized terms not otherwise defined in this Deed shall have the meanings attributed to such terms in the Share Purchase Agreement. In this Deed, unless the context otherwise requires, the following words and expressions have the following meanings:

"Arbitration Center" means the Hong Kong International Arbitration Center.

EXHIBIT A TO THE SHARE PURCHASE AGREEMENT

DEED OF SHARE CHARGE (this "Deed") is made on May 8, 2008

BY:

Champion Shine Trading Limited, a business company incorporated and existing under the laws of the British Virgin Islands with its registered office at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (the "Owner's Company").

IN FAVOR OF:

Bertelsmann Asia Investments AG, a company incorporated and existing under the laws of Switzerland (the "Secured Party").

RECITALS:

(A) The Secured Party, the Owner's Company and certain other parties have entered into a Share Purchase Agreement (the "Share Purchase Agreement"), pursuant to which 5,243,650 ordinary shares (the "Shares") of China Distance Education Holdings Limited (the "Company") will be sold by the Owner's Company to the Secured Party.

(B) The Owner's Company is the registered holder of certain issued and outstanding shares of the Company of which 5,243,650 shares will be subject to the share charge pursuant to this Deed (the "Charged Shares").

(C) To secure the obligations of the Owner and the Owner's Company under the Share Purchase Agreement and the other Basic Documents (as defined below), the Owner's Company has agreed to create a security interest over the Charged Shares and all Proceeds (as defined below) until all of the Secured Obligations (as defined below) have been satisfied, waived or terminated.

NOW, THEREFORE, in consideration of the foregoing premises, which are hereby incorporated into and made a part of the terms hereof, it is agreed as follows:

SECTION 1
DEFINITIONS

1.1 All capitalized terms not otherwise defined in this Deed shall have the meanings attributed to such terms in the Share Purchase Agreement. In this Deed, unless the context otherwise requires, the following words and expressions have the following meanings:

"Arbitration Center" means the Hong Kong International Arbitration Center.

h

"Basic Documents" means the Share Purchase Agreement, the Shareholders' Agreement and the Restated Articles.

"Charge" means the pledge, charge and mortgage of the Security granted by the Owner's Company in favor of the Secured Party pursuant to Section 2.

"China" or the "PRC" means the People's Republic of China excluding, for the purpose of this Agreement, the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan.

"Lien" means any lien, pledge, mortgage, deed of trust, security interest, claim, lease, license, charge, option, right of first refusal, easement, servitude, transfer restriction, encumbrance or any other restriction or limitation whatsoever.

"Owner" means Zhu Zhengdong (朱正东), holder of PRC Identity Card No.320102196806142439 of Room 707, No. 7 Building, Taiyueyuan, Haidian District, Beijing, PRC.

"Party" or "Parties" means any signatory or the signatories to this Deed and any Person who subsequently becomes a party to this Deed.

"Proceeds" means all proceeds, whether in the form of cash or other property, deriving from legal or beneficial ownership of the Charged Shares, including all dividends or other distributions (whether in cash, shares or other property) and all sale proceeds.

"Restated Articles" means the Memorandum and Articles of Association of the Company.

"Secured Obligation" means all present and future obligations or liabilities of, or events caused by or associated with, the Owner or the Owner's Company, the failure to perform, late performance, non-performance, non-observance, default or occurrence of which constitutes a default of the obligations under Sections 2.4, 3, 4 and 8 of the Share Purchase Agreement.

"Security" means the Charged Shares and the Proceeds, and all of the Owner's Company's right, title and interest thereto or therein.

"Shareholders' Agreement" means that certain agreement dated March 7, 2008 by and among certain parties including the Company, the Owner's Company, and the Secured Party.

1.2 The following terms are defined in this Deed as follows:

"Award"	Section 2.5(e)
"Charged Shares"	Recitals
"Claimed Notice"	Section 2.5(a)

"Basic Documents" means the Share Purchase Agreement, the Shareholders' Agreement and the Restated Articles.

"Charge" means the pledge, charge and mortgage of the Security granted by the Owner's Company in favor of the Secured Party pursuant to Section 2.

"China" or the "PRC" means the People's Republic of China excluding, for the purpose of this Agreement, the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan.

"Lien" means any lien, pledge, mortgage, deed of trust, security interest, claim, lease, license, charge, option, right of first refusal, easement, servitude, transfer restriction, encumbrance or any other restriction or limitation whatsoever.

"Owner" means Zhu Zhengdong (朱正东), holder of PRC Identity Card No.320102196806142439 of Room 707, No. 7 Building, Taiyueyuan, Haidian District, Beijing, PRC.

"Party" or "Parties" means any signatory or the signatories to this Deed and any Person who subsequently becomes a party to this Deed.

"Proceeds" means all proceeds, whether in the form of cash or other property, deriving from legal or beneficial ownership of the Charged Shares, including all dividends or other distributions (whether in cash, shares or other property) and all sale proceeds.

"Restated Articles" means the Memorandum and Articles of Association of the Company.

"Secured Obligation" means all present and future obligations or liabilities of, or events caused by or associated with, the Owner or the Owner's Company, the failure to perform, late performance, non-performance, non-observance, default or occurrence of which constitutes a default of the obligations under Sections 2.4, 3, 4 and 8 of the Share Purchase Agreement.

"Security" means the Charged Shares and the Proceeds, and all of the Owner's Company's right, title and interest thereto or therein.

"Shareholders' Agreement" means that certain agreement dated March 7, 2008 by and among certain parties including the Company, the Owner's Company, and the Secured Party.

1.2 The following terms are defined in this Deed as follows:

"Award"	Section 2.5(e)
"Charged Shares"	Recitals
"Claimed Notice"	Section 2.5(a)

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"Claimed Shares"	Section 2.5(a)
"Company"	Recitals
"Deed"	Preamble
"Disputed Shares"	Section 2.5(c)
"Owner's Company"	Preamble
"Process Agent"	Section 9.13
"Response Notice"	Section 2.5(c)
"Secured Party"	Preamble
"Share Purchase Agreement"	Recitals

1.3 (a) Unless the context otherwise requires, all words (whether gender specific or gender neutral) shall be deemed to include each of the masculine, feminine and neuter genders, and words importing the singular include the plural and vice versa.

(b) Headings are included for convenience only and shall not affect the construction of any provision of this Deed.

(c) "Include," "including," "are inclusive of" and similar expressions are not expressions of limitation and shall be construed as if followed by the words "without limitation."

(d) References to "law" shall include all applicable laws, regulations, rules and orders of any Governmental Authority, securities exchange or other self-regulating body, any common or customary law, constitution, code, ordinance, statute or other legislative measure and any regulation, rule, treaty, order, decree or judgment; and "lawful" shall be construed accordingly.

(e) References to this Deed include the Schedule, which forms an integral part hereof. A reference to any Section or Schedule is, unless otherwise specified, to such Section of, or Schedule to, this Deed. The words "hereof," "hereunder" and "hereto," and words of like import, refer to this Deed as a whole and not to any particular Section hereof or Schedule hereto. A reference to any document (including this Deed) is to that document as amended, consolidated, supplemented, renovated or replaced from time to time.

(f) If a period of time is specified and dates from a given day or the day of a given act or event, such period shall be calculated exclusive of that day.

(g) References to writing and written include any mode of reproducing words in a legible and non-transitory form including emails and faxes.

(h) This Deed is drawn up in the English language. If this Deed is translated into any language other than English, the English language text shall prevail.

"Claimed Shares"	Section 2.5(a)
"Company"	Recitals
"Deed"	Preamble
"Disputed Shares"	Section 2.5(c)
"Owner's Company"	Preamble
"Process Agent"	Section 9.13
"Response Notice"	Section 2.5(c)
"Secured Party"	Preamble
"Share Purchase Agreement"	Recitals

1.3 (a) Unless the context otherwise requires, all words (whether gender specific or gender neutral) shall be deemed to include each of the masculine, feminine and neuter genders, and words importing the singular include the plural and vice versa.

(b) Headings are included for convenience only and shall not affect the construction of any provision of this Deed.

(c) "Include," "including," "are inclusive of" and similar expressions are not expressions of limitation and shall be construed as if followed by the words "without limitation."

(d) References to "law" shall include all applicable laws, regulations, rules and orders of any Governmental Authority, securities exchange or other self-regulating body, any common or customary law, constitution, code, ordinance, statute or other legislative measure and any regulation, rule, treaty, order, decree or judgment; and "lawful" shall be construed accordingly.

(e) References to this Deed include the Schedule, which forms an integral part hereof. A reference to any Section or Schedule is, unless otherwise specified, to such Section of, or Schedule to, this Deed. The words "hereof," "hereunder" and "hereto," and words of like import, refer to this Deed as a whole and not to any particular Section hereof or Schedule hereto. A reference to any document (including this Deed) is to that document as amended, consolidated, supplemented, renovated or replaced from time to time.

(f) If a period of time is specified and dates from a given day or the day of a given act or event, such period shall be calculated exclusive of that day.

(g) References to writing and written include any mode of reproducing words in a legible and non-transitory form including emails and faxes.

(h) This Deed is drawn up in the English language. If this Deed is translated into any language other than English, the English language text shall prevail.

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SECTION 2
CHARGE

2.1 In consideration of, and as a condition precedent for, the Secured Party completing the purchase of the Shares, and subject to the terms and conditions of this Deed, the Owner's Company hereby pledges, charges and mortgages the Security to the Secured Party as first priority security for the Secured Obligations.

2.2 The Owner's Company represents and warrants that it is the sole legal owner of the Security, and that it is 100% legally and beneficially owned by the Owner. In conformity with standard practice and in order to give to the Secured Party full effect to the Charge, on or before the Closing, the Owner's Company will deliver to the Secured Party each of the following:

(a) all certificates representing the Charged Shares, accompanied by duly completed, executed, stamped and undated instruments of transfer in the form of Schedule A;

(b) undated written resolutions of the board of directors of the Company in the form of Schedule B signed by each director of the Company;

(c) (i) evidence that the particulars of this Deed have been entered into the register of mortgages and charges of the Owner's Company in the form of Schedule C or in the form required under the laws of the British Virgin Islands, (ii) evidence of filing of the register of mortgages and charges of the Owner's Company with the office of the Registrar of Companies in the British Virgin Islands, and (iii) evidence in the register of members of the Company, that the Owner's Company has charged the Charged Shares in favor of the Secured Party.

2.3 To the extent permitted by the Basic Documents, if the Owner's Company receives any additional shares of the Company, as a distribution from the Company in the form of dividends, share splits or similar events, such shares shall be Charged Shares hereunder, and the Owner's Company shall immediately deliver the certificates representing or evidencing such shares to the Secured Party together with duly completed, executed, stamped and undated instruments of transfer with respect to such shares in the form of Schedule A in the manner set forth in Section 2.2.

2.4 The Owner's Company shall promptly do whatever the Secured Party reasonably requires:

(a) to perfect or protect the Charges or the priority of the Charges;

(b) to procure relevant officers and directors of the Company to sign, date and complete forms and documents related to the Deed required by Governmental Authorities to the satisfaction of the Secured Party; and

SECTION 2
CHARGE

2.1 In consideration of, and as a condition precedent for, the Secured Party completing the purchase of the Shares, and subject to the terms and conditions of this Deed, the Owner's Company hereby pledges, charges and mortgages the Security to the Secured Party as first priority security for the Secured Obligations.

2.2 The Owner's Company represents and warrants that it is the sole legal owner of the Security, and that it is 100% legally and beneficially owned by the Owner. In conformity with standard practice and in order to give to the Secured Party full effect to the Charge, on or before the Closing, the Owner's Company will deliver to the Secured Party each of the following:

(a) all certificates representing the Charged Shares, accompanied by duly completed, executed, stamped and undated instruments of transfer in the form of Schedule A;

(b) undated written resolutions of the board of directors of the Company in the form of Schedule B signed by each director of the Company;

(c) (i) evidence that the particulars of this Deed have been entered into the register of mortgages and charges of the Owner's Company in the form of Schedule C or in the form required under the laws of the British Virgin Islands, (ii) evidence of filing of the register of mortgages and charges of the Owner's Company with the office of the Registrar of Companies in the British Virgin Islands, and (iii) evidence in the register of members of the Company, that the Owner's Company has charged the Charged Shares in favor of the Secured Party.

2.3 To the extent permitted by the Basic Documents, if the Owner's Company receives any additional shares of the Company, as a distribution from the Company in the form of dividends, share splits or similar events, such shares shall be Charged Shares hereunder, and the Owner's Company shall immediately deliver the certificates representing or evidencing such shares to the Secured Party together with duly completed, executed, stamped and undated instruments of transfer with respect to such shares in the form of Schedule A in the manner set forth in Section 2.2.

2.4 The Owner's Company shall promptly do whatever the Secured Party reasonably requires:

(a) to perfect or protect the Charges or the priority of the Charges;

(b) to procure relevant officers and directors of the Company to sign, date and complete forms and documents related to the Deed required by Governmental Authorities to the satisfaction of the Secured Party; and

(c) to facilitate the realization of the Charged Shares or the exercise of any rights vested in the Secured Party upon the Charge becoming enforceable,

including executing any necessary transfer, conveyance, charge, mortgage, assignment or assurance of the Charged Shares (whether to the Secured Party or its nominees or otherwise, as directed by the Secured Party), making any necessary registration and giving any necessary notice, order or direction, in each case, that is reasonably requested by the Secured Party for the reasons described above. The Owner's Company shall file and register this Deed with all relevant Governmental Authorities and take all other actions necessary to perfect and protect the Charges in each case within the statutory time period for such filings, registrations and actions and in no case later than 10 Business Days after the date of this Deed.

2.5 (a) In the event of a breach of any of the Secured Obligations, the Secured Party shall have the right to enforce the Charge against that number of Charged Shares that the Secured Party reasonably believes is necessary to satisfy the amount of any claim and shall deliver to the Owner's Company a written notice signed by its authorized representative (the "Claim Notice") specifying the breach of any of the Secured Obligations including the amount claimed for such breach and the number of Charged Shares against which the Charge has been enforced to satisfy such claim (the "Claimed Shares").

(b) The Secured Party shall have the right to dispose of or transfer the Claimed Shares to any Person at fair market value, notwithstanding any rights of the Owner's Company set forth in Sections 2.5(c) and 2.5(e) below.

(c) Within ten (10) business days following the issuance of the Claim Notice, the Owner's Company may deliver to the Secured Party a written response signed by its authorized representative (the "Response Notice") in which the Owner's Company disputes the enforcement of the Charge over the Claimed Shares indicating the number of Claimed Shares in dispute (the "Disputed Shares").

(d) If no Response Notice is received by the Secured Party within ten (10) business days following the issuance of the Claim Notice, then the Owner's Company shall be deemed to have accepted all claims under the Claim Notice.

(e) In the event that the Owner's Company delivers a Response Notice indicating a number of Disputed Shares, the Owner's Company shall have the right to bring a claim in accordance with Section 9.12 of the Share Purchase Agreement. Any arbitral award ("Award") made in accordance with the Share Purchase Agreement shall be binding and conclusive on the Parties.

(c) to facilitate the realization of the Charged Shares or the exercise of any rights vested in the Secured Party upon the Charge becoming enforceable,

including executing any necessary transfer, conveyance, charge, mortgage, assignment or assurance of the Charged Shares (whether to the Secured Party or its nominees or otherwise, as directed by the Secured Party), making any necessary registration and giving any necessary notice, order or direction, in each case, that is reasonably requested by the Secured Party for the reasons described above. The Owner's Company shall file and register this Deed with all relevant Governmental Authorities and take all other actions necessary to perfect and protect the Charges in each case within the statutory time period for such filings, registrations and actions and in no case later than 10 Business Days after the date of this Deed.

2.5 (a) In the event of a breach of any of the Secured Obligations, the Secured Party shall have the right to enforce the Charge against that number of Charged Shares that the Secured Party reasonably believes is necessary to satisfy the amount of any claim and shall deliver to the Owner's Company a written notice signed by its authorized representative (the "Claim Notice") specifying the breach of any of the Secured Obligations including the amount claimed for such breach and the number of Charged Shares against which the Charge has been enforced to satisfy such claim (the "Claimed Shares").

(b) The Secured Party shall have the right to dispose of or transfer the Claimed Shares to any Person at fair market value, notwithstanding any rights of the Owner's Company set forth in Sections 2.5(c) and 2.5(e) below.

(c) Within ten (10) business days following the issuance of the Claim Notice, the Owner's Company may deliver to the Secured Party a written response signed by its authorized representative (the "Response Notice") in which the Owner's Company disputes the enforcement of the Charge over the Claimed Shares indicating the number of Claimed Shares in dispute (the "Disputed Shares").

(d) If no Response Notice is received by the Secured Party within ten (10) business days following the issuance of the Claim Notice, then the Owner's Company shall be deemed to have accepted all claims under the Claim Notice.

(e) In the event that the Owner's Company delivers a Response Notice indicating a number of Disputed Shares, the Owner's Company shall have the right to bring a claim in accordance with Section 9.12 of the Share Purchase Agreement. Any arbitral award ("Award") made in accordance with the Share Purchase Agreement shall be binding and conclusive on the Parties.

(f) In the event the value of any Award exceeds the value of the Claimed Shares, the Secured Party shall have the right to enforce against any additional Charged Shares required to satisfy any Award.

(g) In the event that the value of Award is less than the value of the Claimed Shares then the Secured Party shall upon satisfaction of all of the Secured Obligations transfer that number of Claimed Shares back to the Owner's Company as is equal to the difference between the value of the Award and the value of Claimed Shares, or in the case that the Secured Party has sold Claimed Shares pursuant to Section 2.5(b), compensate the Owner's Company in cash for an amount equal to the difference between the value of the Award and the value of the Claimed Shares.

2.6 (a) At any time after the Charge becomes enforceable in accordance with Section 2.5, the Secured Party shall have the right either in its own name or in the name of the Owner's Company or any nominee of the Owner's Company and in such manner and upon such terms and conditions as the Secured Party thinks fit:

(i) to exercise the voting rights attached to all Claimed Shares;

(ii) to dispose of or realize the Security to any Person for such consideration as it may determine is reasonable in the circumstances (whether comprising cash or other property, obligations or other consideration of any nature) (it being understood that any excess of such consideration above the amount of the Secured Obligations shall be returned to the Owner's Company on a pro rata basis);

(iii) to transfer ownership of all Claimed Shares to the Secured Party;

(iv) to settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands relating to all Claimed Shares;

(v) to bring, prosecute, enforce, defend and abandon actions, suits and proceedings in relation to all Claimed Shares; and

(vi) to redeem any security (whether or not having priority of the Charge) over all Claimed Shares.

Each of the rights specified in the subparagraphs of this Section 2.6(a) shall (except as otherwise provided) be distinct and shall not be in any way limited by reference to any other subparagraph or by the order in which they appear. At any time the Charge becomes enforceable, the Owner's Company shall immediately upon the request of the Secured Party, procure the registration of the transfer of all Claimed Shares to the Secured Party or its nominee according to the request of the Secured Party.

(f) In the event the value of any Award exceeds the value of the Claimed Shares, the Secured Party shall have the right to enforce against any additional Charged Shares required to satisfy any Award.

(g) In the event that the value of Award is less than the value of the Claimed Shares then the Secured Party shall upon satisfaction of all of the Secured Obligations transfer that number of Claimed Shares back to the Owner's Company as is equal to the difference between the value of the Award and the value of Claimed Shares, or in the case that the Secured Party has sold Claimed Shares pursuant to Section 2.5(b), compensate the Owner's Company in cash for an amount equal to the difference between the value of the Award and the value of the Claimed Shares.

2.6 (a) At any time after the Charge becomes enforceable in accordance with Section 2.5, the Secured Party shall have the right either in its own name or in the name of the Owner's Company or any nominee of the Owner's Company and in such manner and upon such terms and conditions as the Secured Party thinks fit:

(i) to exercise the voting rights attached to all Claimed Shares;

(ii) to dispose of or realize the Security to any Person for such consideration as it may determine is reasonable in the circumstances (whether comprising cash or other property, obligations or other consideration of any nature) (it being understood that any excess of such consideration above the amount of the Secured Obligations shall be returned to the Owner's Company on a pro rata basis);

(iii) to transfer ownership of all Claimed Shares to the Secured Party;

(iv) to settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands relating to all Claimed Shares;

(v) to bring, prosecute, enforce, defend and abandon actions, suits and proceedings in relation to all Claimed Shares; and

(vi) to redeem any security (whether or not having priority of the Charge) over all Claimed Shares.

Each of the rights specified in the subparagraphs of this Section 2.6(a) shall (except as otherwise provided) be distinct and shall not be in any way limited by reference to any other subparagraph or by the order in which they appear. At any time the Charge becomes enforceable, the Owner's Company shall immediately upon the request of the Secured Party, procure the registration of the transfer of all Claimed Shares to the Secured Party or its nominee according to the request of the Secured Party.

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(b) In the exercise of its powers under Section 2.6(a), the Secured Party shall be the agent of the Owner's Company for all purposes and, subject to the law of any applicable jurisdiction, the Owner's Company alone shall be responsible for those contracts, engagements, acts, omissions, defaults and losses and for liabilities incurred absent breach of this Agreement gross negligence or willful misconduct by the Secured Party in the exercise of such powers or by any party to which the Secured Party delegates such powers.

(c) The Secured Party may whenever it thinks fit delegate by power of attorney or otherwise to any Person or Persons, all or any of the powers, authorities and discretions vested in the Secured Party by this Deed or in connection with the Charge and such delegation may be made upon such regulations as the Secured Party may think fit and the Secured Party shall not be bound to supervise the proceedings or be responsible for any loss incurred by reason of any misconduct, negligence or default on the part of any such delegate or sub-delegate.

2.7 Until the Charge becomes enforceable in accordance with Section 2.5 and to the extent permitted by the Basic Documents, the Owner's Company shall be entitled to exercise or direct the exercise of the voting rights attached to any of the Charged Shares in such manner as it see fits, except in any manner that is inconsistent with or that prejudices or is likely to prejudice the interests of the Secured Party under this Deed, and to receive all dividends, distributions and other payments made in respect of the Charged Shares.

2.8 After the Charge has become enforceable in accordance with Section 2.5, the Secured Party shall be entitled to exercise or direct the exercise of the voting rights attached to any of the Charged Shares in such manner as it sees fit, and to receive, for application against the Secured Obligations, all dividends, distributions and other payments made in respect of the Charged Shares. The Owner's Company shall after such time comply or procure the compliance with any directions of the Secured Party in respect of the exercise of those voting rights.

2.9 Except as otherwise provided in this Section 2, the Owner's Company, with the approval of the Secured Party, before the Charge becomes enforceable, and the Secured Party, after the Charge becomes enforceable, shall be entitled to and shall exercise or direct the exercise of all other rights from time to time attaching to or connected with any of the Security, provided that the Owner's Company shall not exercise or direct the exercise of such rights in any manner that is inconsistent with or would otherwise prejudice or affect the interests of the Secured Party under this Deed.

2.10 Owner's Company understands and agrees that the certificates evidencing the Charged Shares, or any other securities issued in respect of the Charged Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or

(b) In the exercise of its powers under Section 2.6(a), the Secured Party shall be the agent of the Owner's Company for all purposes and, subject to the law of any applicable jurisdiction, the Owner's Company alone shall be responsible for those contracts, engagements, acts, omissions, defaults and losses and for liabilities incurred absent breach of this Agreement gross negligence or willful misconduct by the Secured Party in the exercise of such powers or by any party to which the Secured Party delegates such powers.

(c) The Secured Party may whenever it thinks fit delegate by power of attorney or otherwise to any Person or Persons, all or any of the powers, authorities and discretions vested in the Secured Party by this Deed or in connection with the Charge and such delegation may be made upon such regulations as the Secured Party may think fit and the Secured Party shall not be bound to supervise the proceedings or be responsible for any loss incurred by reason of any misconduct, negligence or default on the part of any such delegate or sub-delegate.

2.7 Until the Charge becomes enforceable in accordance with Section 2.5 and to the extent permitted by the Basic Documents, the Owner's Company shall be entitled to exercise or direct the exercise of the voting rights attached to any of the Charged Shares in such manner as it see fits, except in any manner that is inconsistent with or that prejudices or is likely to prejudice the interests of the Secured Party under this Deed, and to receive all dividends, distributions and other payments made in respect of the Charged Shares.

2.8 After the Charge has become enforceable in accordance with Section 2.5, the Secured Party shall be entitled to exercise or direct the exercise of the voting rights attached to any of the Charged Shares in such manner as it sees fit, and to receive, for application against the Secured Obligations, all dividends, distributions and other payments made in respect of the Charged Shares. The Owner's Company shall after such time comply or procure the compliance with any directions of the Secured Party in respect of the exercise of those voting rights.

2.9 Except as otherwise provided in this Section 2, the Owner's Company, with the approval of the Secured Party, before the Charge becomes enforceable, and the Secured Party, after the Charge becomes enforceable, shall be entitled to and shall exercise or direct the exercise of all other rights from time to time attaching to or connected with any of the Security, provided that the Owner's Company shall not exercise or direct the exercise of such rights in any manner that is inconsistent with or would otherwise prejudice or affect the interests of the Secured Party under this Deed.

2.10 Owner's Company understands and agrees that the certificates evidencing the Charged Shares, or any other securities issued in respect of the Charged Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or

similar event, shall bear the following legend (in addition to any legend required under applicable securities laws and regulations):

"THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A DEED OF SHARE CHARGE DATED MAY 8, 2008. THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND EXCEPT FOR THE DEED OF SHARE CHARGE, MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

SECTION 3
FURTHER UNDERTAKINGS, REPRESENTATIONS AND WARRANTIES

3.1 The Owner's Company hereby represents and warrants to the Secured Party as follows:

(a) The Owner's Company has the full legal right, power and authority required to enter into this Deed and to perform fully its obligations hereunder. This Deed has been duly authorized, executed and delivered by the Owner's Company and constitutes the valid and binding obligation of the Owner's Company enforceable in accordance with its terms.

(b) Except for the restriction on indirect transfers under Section 4.7 of the Shareholders Agreement, the execution and performance of this Deed by the Owner's Company do not and will not violate the provisions of (i) any applicable laws or regulations, (ii) any relevant governmental approval or authorization, (iii) any agreement or other instrument binding on it, or (iv) any of its charter or other constituent documents.

(c) No litigation, administrative, governmental or arbitral proceeding affecting the Owner's Company that may adversely affect the financial condition of the Owner's Company is presently pending nor is there any other litigation, administrative, governmental or arbitral proceeding presently threatened against the Owner's Company or the Owner's Company's assets.

(d) The Owner's Company is and will, at all times during the subsistence of the security hereby constituted, be the sole legal owner of the Security free from any Lien (other than the Lien created under this Deed or under other Basic Documents). The Owner is and will, at all times during the subsistence of the security hereby constituted, be the sole legal and beneficial owner of the Owner's Company.

similar event, shall bear the following legend (in addition to any legend required under applicable securities laws and regulations):

"THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A DEED OF SHARE CHARGE DATED MAY X, 2008. THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND EXCEPT FOR THE DEED OF SHARE CHARGE, MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

SECTION 3
FURTHER UNDERTAKINGS, REPRESENTATIONS AND WARRANTIES

3.1 The Owner's Company hereby represents and warrants to the Secured Party as follows:

(a) The Owner's Company has the full legal right, power and authority required to enter into this Deed and to perform fully its obligations hereunder. This Deed has been duly authorized, executed and delivered by the Owner's Company and constitutes the valid and binding obligation of the Owner's Company enforceable in accordance with its terms.

(b) Except for the restriction on indirect transfers under Section 4.7 of the Shareholders Agreement, the execution and performance of this Deed by the Owner's Company do not and will not violate the provisions of (i) any applicable laws or regulations, (ii) any relevant governmental approval or authorization, (iii) any agreement or other instrument binding on it, or (iv) any of its charter or other constituent documents.

(c) No litigation, administrative, governmental or arbitral proceeding affecting the Owner's Company that may adversely affect the financial condition of the Owner's Company is presently pending nor is there any other litigation, administrative, governmental or arbitral proceeding presently threatened against the Owner's Company or the Owner's Company's assets.

(d) The Owner's Company is and will, at all times during the subsistence of the security hereby constituted, be the sole legal owner of the Security free from any Lien (other than the Lien created under this Deed or under other Basic Documents). The Owner is and will, at all times during the subsistence of the security hereby constituted, be the sole legal and beneficial owner of the Owner's Company.

(e) Except in accordance with the provisions of this Deed giving rise to the Secured Obligations, the Owner's Company has not sold or granted any rights of pre-emption over or agreed to sell or grant any right of pre-emption over or otherwise disposed of or agreed to dispose of, the benefit or all or any of its rights, titles and interest in and to the Security or any part thereof, except as may be provided under the Basic Documents.

(f) The Owner's Company has not taken any corporate action nor have any other steps been taken or legal proceedings been started or threatened against it for winding-up, administration, dissolution or reorganization or for the appointment of a receiver, administrative receiver, trustee or similar officer of its or any or all of its assets or revenues.

3.2 Except with the consent in writing of the Secured Party, the Owner's Company shall not (a) create, effect or permit to subsist any Lien on, over or with respect to the Security except for the Charge or (b) dispose of, attempt to dispose of or otherwise deal in any way with any of the Security except in such manner as may be permitted under this Deed.

3.3 The Owner's Company hereby undertakes to, and agrees with the Secured Party that, in the event the Secured Party acquires legal and beneficial ownership of the Security to which it becomes entitled in accordance with this Deed, the Owner's Company shall not have any claim of any kind against the Secured Party whatsoever in respect of the exercise by it of its security rights in compliance with the terms of this Deed.

SECTION 4
POWER OF ATTORNEY

4.1 The Owner's Company hereby by way of security irrevocably appoints the Secured Party and any duly authorized officer or agent of the Secured Party as its attorney, on its behalf and in its name or otherwise, at such time and such manner as the attorney may think fit:

(a) to do any thing that the Owner's Company is obliged to do under this Deed and that the Owner's Company fails to do;

(b) where required in accordance with this Deed, to date any instrument of transfer in respect of any Security executed by the Owner's Company and, where so required, to procure the registration of the transferee as the holder of such Charged Shares; and

(c) generally in its name and on its behalf to exercise all or any of the rights conferred on the Secured Party in relation to the Charged Shares under this Deed.

ﾅ

(e) Except in accordance with the provisions of this Deed giving rise to the Secured Obligations, the Owner's Company has not sold or granted any rights of pre-emption over or agreed to sell or grant any right of pre-emption over or otherwise disposed of or agreed to dispose of, the benefit or all or any of its rights, titles and interest in and to the Security or any part thereof, except as may be provided under the Basic Documents.

(f) The Owner's Company has not taken any corporate action nor have any other steps been taken or legal proceedings been started or threatened against it for winding-up, administration, dissolution or reorganization or for the appointment of a receiver, administrative receiver, trustee or similar officer of its or any or all of its assets or revenues.

3.2 Except with the consent in writing of the Secured Party, the Owner's Company shall not (a) create, effect or permit to subsist any Lien on, over or with respect to the Security except for the Charge or (b) dispose of, attempt to dispose of or otherwise deal in any way with any of the Security except in such manner as may be permitted under this Deed.

3.3 The Owner's Company hereby undertakes to, and agrees with the Secured Party that, in the event the Secured Party acquires legal and beneficial ownership of the Security to which it becomes entitled in accordance with this Deed, the Owner's Company shall not have any claim of any kind against the Secured Party whatsoever in respect of the exercise by it of its security rights in compliance with the terms of this Deed.

SECTION 4
POWER OF ATTORNEY

4.1 The Owner's Company hereby by way of security irrevocably appoints the Secured Party and any duly authorized officer or agent of the Secured Party as its attorney, on its behalf and in its name or otherwise, at such time and such manner as the attorney may think fit:

(a) to do any thing that the Owner's Company is obliged to do under this Deed and that the Owner's Company fails to do;

(b) where required in accordance with this Deed, to date any instrument of transfer in respect of any Security executed by the Owner's Company and, where so required, to procure the registration of the transferee as the holder of such Charged Shares; and

(c) generally in its name and on its behalf to exercise all or any of the rights conferred on the Secured Party in relation to the Charged Shares under this Deed.

4.2 The Owner's Company hereby ratifies and confirms and agrees to ratify and confirm whatever any such attorney shall do or purport to do in the exercise or purported exercise of the power of attorney in Section 4.1.

SECTION 5
EXPENSES, STAMP DUTY AND INTEREST

5.1 Except as otherwise provided herein, the Owner's Company shall, on demand of the Secured Party, pay to the Secured Party (on a full indemnity basis) all costs, charges, losses, liabilities and expenses expended, paid, incurred or debited in account by the Secured Party and its agent (including any tax thereon and professional fees) in connection with any breach of the covenants or undertakings herein by the Owner's Company, the exercise of any rights by the Secured Party hereunder, the recovery of any of the Secured Obligations by the Secured Party, or the protection, realization, enforcement or release of any provision of this Deed or the Charge by the Secured Party.

5.2 The Owner's Company shall pay promptly, and in any event at least 48 hours before any penalty could become payable any stamp, documentary, registration or similar tax payable in connection with the entry into, registration, performance or enforcement of this Deed or in order to render it admissible in evidence and payable within five (5) Business Days after the receipt of a request from the Secured Party; provided that such request is delivered prior to such time as any penalty shall accrue. The Owner's Company shall indemnify the Secured Party against any liability with respect to or resulting from any delay in paying or omission to pay any such tax other than liabilities arising due to the Secured Party's failure to deliver timely notice pursuant to this Section 5.2.

SECTION 6
DISCHARGE OF SECURITY

6.1 Subject to this Section 6, the Charge shall remain in full force and effect by way of continuing security and shall not be affected in any way by any interim settlement of account (whether or not any Secured Obligations remain outstanding thereafter) or other matter or thing whatsoever. The Charge shall be released upon all of the Secured Obligations having been satisfied, waived or terminated. Notwithstanding anything to the contrary contained herein, in the event a Qualified Public Offering is completed by December 31, 2008, the Secured Obligations shall be deemed as fully satisfied, waived and terminated upon the effective date of the first Qualified Public Offering of the Company (as defined under the Share Purchase Agreement) with an IPO price of no less than US$3.7449575, and the Charge shall be released in the manner described under Section 6.3 herein.

6.2 Without prejudice to the generality of Section 6.1, except as otherwise provided in this Deed, neither the Charge, nor the amounts thereby secured, shall be affected in any way by:

4.2 The Owner's Company hereby ratifies and confirms and agrees to ratify and confirm whatever any such attorney shall do or purport to do in the exercise or purported exercise of the power of attorney in Section 4.1.

SECTION 5
EXPENSES, STAMP DUTY AND INTEREST

5.1 Except as otherwise provided herein, the Owner's Company shall, on demand of the Secured Party, pay to the Secured Party (on a full indemnity basis) all costs, charges, losses, liabilities and expenses expended, paid, incurred or debited in account by the Secured Party and its agent (including any tax thereon and professional fees) in connection with any breach of the covenants or undertakings herein by the Owner's Company, the exercise of any rights by the Secured Party hereunder, the recovery of any of the Secured Obligations by the Secured Party, or the protection, realization, enforcement or release of any provision of this Deed or the Charge by the Secured Party.

5.2 The Owner's Company shall pay promptly, and in any event at least 48 hours before any penalty could become payable any stamp, documentary, registration or similar tax payable in connection with the entry into, registration, performance or enforcement of this Deed or in order to render it admissible in evidence and payable within five (5) Business Days after the receipt of a request from the Secured Party; provided that such request is delivered prior to such time as any penalty shall accrue. The Owner's Company shall indemnify the Secured Party against any liability with respect to or resulting from any delay in paying or omission to pay any such tax other than liabilities arising due to the Secured Party's failure to deliver timely notice pursuant to this Section 5.2.

SECTION 6
DISCHARGE OF SECURITY

6.1 Subject to this Section 6, the Charge shall remain in full force and effect by way of continuing security and shall not be affected in any way by any interim settlement of account (whether or not any Secured Obligations remain outstanding thereafter) or other matter or thing whatsoever. The Charge shall be released upon all of the Secured Obligations having been satisfied, waived or terminated. Notwithstanding anything to the contrary contained herein, in the event a Qualified Public Offering is completed by December 31, 2008, the Secured Obligations shall be deemed as fully satisfied, waived and terminated upon the effective date of the first Qualified Public Offering of the Company (as defined under the Share Purchase Agreement) with an IPO price of no less than US$3.7449575, and the Charge shall be released in the manner described under Section 6.3 herein.

6.2 Without prejudice to the generality of Section 6.1, except as otherwise provided in this Deed, neither the Charge, nor the amounts thereby secured, shall be affected in any way by:

(a) any other security, guarantee or indemnity now or hereafter held by the Secured Party or any other Person in respect of the Secured Obligations or any other liabilities;

(b) the release of any security, guarantee or indemnity (including, except to the extent of the relevant release, the Charge);

(c) any amendment to any security, guarantee or indemnity (including, except to the extent of the relevant amendment, the Charge);

(d) the enforcement or absence of enforcement of any security, guarantee or indemnity (including the Charge);

(e) any time, indulgence, waiver or consent given to the Owner's Company or any other Person whether by the Secured Party, the Owner's Company or any other Person;

(f) the making or absence of any demand for payment of any liabilities made on the Owner's Company, or any other Person whether by the Secured Party or any other Person;

(g) the winding-up or the commencement of the winding-up of the Owner's Company or any other Person;

(h) the illegality, invalidity or unenforceability of, or any defect in, any provision of any documents relating to any security, guarantees or indemnities (including the Charge) or any of the rights or obligations of any of the parties under or in connection with any such document or any security, guarantee or indemnity (including the Charge), whether on the grounds of ultra vires, not being in the interests of the relevant Person or not having been duly authorized, executed or delivered by any Person or for any other reason whatsoever; or

(i) any agreement, security, guarantee, indemnity, payment or other transaction which is capable of being avoided under or affected by any law relating to bankruptcy, insolvency or winding-up or any release, settlement or discharge given or made by the Secured Party on the faith of any such agreement, security, guarantees, indemnities, payment or other transaction, and any such releases, settlement or discharge shall be deemed to be limited accordingly.

6.3 (a) Upon the due payment or satisfaction in full of the Secured Obligations or the waiver or termination of the Secured Obligations, the Secured Party will at the request of the Owner's Company take such action as the Owner's Company may request to release the Security from the Charge and to return the documents referred to in Sections 2.2 and 2.3 of this Deed to the Owner's Company. In the event that some of the Security has been enforced pursuant to Section 2.5 due to a breach of Secured Obligations, upon such

(a) any other security, guarantee or indemnity now or hereafter held by the Secured Party or any other Person in respect of the Secured Obligations or any other liabilities;

(b) the release of any security, guarantee or indemnity (including, except to the extent of the relevant release, the Charge);

(c) any amendment to any security, guarantee or indemnity (including, except to the extent of the relevant amendment, the Charge);

(d) the enforcement or absence of enforcement of any security, guarantee or indemnity (including the Charge);

(e) any time, indulgence, waiver or consent given to the Owner's Company or any other Person whether by the Secured Party, the Owner's Company or any other Person;

(f) the making or absence of any demand for payment of any liabilities made on the Owner's Company, or any other Person whether by the Secured Party or any other Person;

(g) the winding-up or the commencement of the winding-up of the Owner's Company or any other Person;

(h) the illegality, invalidity or unenforceability of, or any defect in, any provision of any documents relating to any security, guarantees or indemnities (including the Charge) or any of the rights or obligations of any of the parties under or in connection with any such document or any security, guarantee or indemnity (including the Charge), whether on the grounds of ultra vires, not being in the interests of the relevant Person or not having been duly authorized, executed or delivered by any Person or for any other reason whatsoever; or

(i) any agreement, security, guarantee, indemnity, payment or other transaction which is capable of being avoided under or affected by any law relating to bankruptcy, insolvency or winding-up or any release, settlement or discharge given or made by the Secured Party on the faith of any such agreement, security, guarantees, indemnities, payment or other transaction, and any such releases, settlement or discharge shall be deemed to be limited accordingly.

6.3 (a) Upon the due payment or satisfaction in full of the Secured Obligations or the waiver or termination of the Secured Obligations, the Secured Party will at the request of the Owner's Company take such action as the Owner's Company may request to release the Security from the Charge and to return the documents referred to in Sections 2.2 and 2.3 of this Deed to the Owner's Company. In the event that some of the Security has been enforced pursuant to Section 2.5 due to a breach of Secured Obligations, upon such

release, the Secured Party shall return to the Owner's Company all the remaining Security and/or the remaining portion of cash or securities received by it from the disposal of the Security in connection with such enforcement on a pro rata basis after the Secured Party has been fully compensated for the relevant losses due to such breach of Secured Obligations.

(b) No assurance, security, guarantee or payment that may be avoided under any law relating to bankruptcy, insolvency, winding up and no release, settlement, discharge or arrangement given or made by the Secured Party on the faith of any such assurance, security, guarantee or payment, shall prejudice or affect the rights of the Secured Party to enforce the Charge to the full extent of the Secured Obligations or any other rights which the Secured Party may have in respect of the Secured Obligations or any part thereof. The Owner's Company agrees that in such circumstances the Charge shall be deemed to have remained in full force and effect notwithstanding any such assurance, security, guarantee, payment, release, settlement, discharge or arrangement. Without prejudice to the foregoing, the Secured Party shall be entitled to retain the Charge and shall not be obliged to release the Security from the Charge until the expiry of a period of one month plus such statutory period within which any assurance, security, guarantee or payment can be avoided or invalidated after the Secured Obligations shall have been discharged in full, and after any other obligation which might give rise to Secured Obligations has terminated. If at any time within such period:

(i) a petition shall be presented to a competent court for an order for the winding up of the Owner's Company or of any Party which has given the relevant assurance, security, guarantee or payment; or

(ii) the Owner's Company or any other Party shall pass a resolution for or with a view to its winding up,

the Secured Party may continue to retain the Charge and not to release the Security from the Charge for and during such further period as the Secured Party in its absolute discretion shall determine.

SECTION 7
RIGHTS, AMENDMENTS, WAIVERS AND CONSENTS

7.1 The rights conferred by this Deed shall be in addition to and not in substitution for the rights conferred on mortgagees or receivers by law, which shall apply to the Charge except in so far (if at all) as they are expressly excluded.

7.2 Except as otherwise provided in this Deed, all rights of the Secured Party hereunder may be exercised at any time and from time to time at its absolute discretion. No failure on the part of the Secured Party to exercise, and no delay on its part in

release, the Secured Party shall return to the Owner's Company all the remaining Security and/or the remaining portion of cash or securities received by it from the disposal of the Security in connection with such enforcement on a pro rata basis after the Secured Party has been fully compensated for the relevant losses due to such breach of Secured Obligations.

(b) No assurance, security, guarantee or payment that may be avoided under any law relating to bankruptcy, insolvency, winding up and no release, settlement, discharge or arrangement given or made by the Secured Party on the faith of any such assurance, security, guarantee or payment, shall prejudice or affect the rights of the Secured Party to enforce the Charge to the full extent of the Secured Obligations or any other rights which the Secured Party may have in respect of the Secured Obligations or any part thereof. The Owner's Company agrees that in such circumstances the Charge shall be deemed to have remained in full force and effect notwithstanding any such assurance, security, guarantee, payment, release, settlement, discharge or arrangement. Without prejudice to the foregoing, the Secured Party shall be entitled to retain the Charge and shall not be obliged to release the Security from the Charge until the expiry of a period of one month plus such statutory period within which any assurance, security, guarantee or payment can be avoided or invalidated after the Secured Obligations shall have been discharged in full, and after any other obligation which might give rise to Secured Obligations has terminated. If at any time within such period:

(i) a petition shall be presented to a competent court for an order for the winding up of the Owner's Company or of any Party which has given the relevant assurance, security, guarantee or payment; or

(ii) the Owner's Company or any other Party shall pass a resolution for or with a view to its winding up,

the Secured Party may continue to retain the Charge and not to release the Security from the Charge for and during such further period as the Secured Party in its absolute discretion shall determine.

SECTION 7
RIGHTS, AMENDMENTS, WAIVERS AND CONSENTS

7.1 The rights conferred by this Deed shall be in addition to and not in substitution for the rights conferred on mortgagees or receivers by law, which shall apply to the Charge except in so far (if at all) as they are expressly excluded.

7.2 Except as otherwise provided in this Deed, all rights of the Secured Party hereunder may be exercised at any time and from time to time at its absolute discretion. No failure on the part of the Secured Party to exercise, and no delay on its part in

exercising, any right under this Deed will operate as a waiver thereof, nor will any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right.

7.3 So long as the Charge continues in force:

(a) Any rights of the Owner's Company, by reason of the performance of any of its obligations under this Deed, the enforcement of any of the Security or any action taken pursuant to any rights conferred by or in connection with the Charge, to be indemnified by any Person, to prove in respect of any liability in the winding up of any person or to take the benefit of or enforce any security, guarantees or indemnities, shall be exercised and enforced only in such manner and on such terms, as the Secured Party may reasonably require; and

(b) Any amount received or recovered by the Owner's Company (i) as a result of any exercise of any such rights or (ii) in the winding up of any Person shall be held in trust for and immediately paid to the Secured Party.

SECTION 8
NOTICES

8.1 Each notice, demand or other communication given or made under this Deed shall be in writing in English and delivered or sent to the relevant Party at its address or fax number set out below (or such other address or fax number as the addressee has by five days' prior written notice specified to the other Party). Any notice, demand or other communication given or made by letter between countries shall be delivered by air mail. Any notice, demand or other communication so addressed to the relevant Party shall be deemed to have been delivered, (a) if delivered in person or by messenger, when proof of delivery is obtained by the delivering party; (b) if sent by post within the same country, on the third day following posting, and if sent by post to another country, on the seventh day following posting; and (c) if given or made by fax, upon dispatch and the receipt of a transmission report confirming dispatch.

8.2 The initial address and facsimile for each Party for the purposes of this Deed are:

Owner's Company: c/o Room 707, No. 7 Building, Taiyueyuan,
Haidian District, Beijing China
Attention: Zhu Zhengdong
Fax: (8610) 8233 7887

With a copy to: DLA Piper UK LLP Beijing Representative Office
20th Floor, South Tower
Beijing Kerry Centre
No. 1 Guang Hua Road

ZL

exercising, any right under this Deed will operate as a waiver thereof, nor will any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right.

7.3 So long as the Charge continues in force:

(a) Any rights of the Owner's Company, by reason of the performance of any of its obligations under this Deed, the enforcement of any of the Security or any action taken pursuant to any rights conferred by or in connection with the Charge, to be indemnified by any Person, to prove in respect of any liability in the winding up of any person or to take the benefit of or enforce any security, guarantees or indemnities, shall be exercised and enforced only in such manner and on such terms, as the Secured Party may reasonably require; and

(b) Any amount received or recovered by the Owner's Company (i) as a result of any exercise of any such rights or (ii) in the winding up of any Person shall be held in trust for and immediately paid to the Secured Party.

SECTION 8
NOTICES

8.1 Each notice, demand or other communication given or made under this Deed shall be in writing in English and delivered or sent to the relevant Party at its address or fax number set out below (or such other address or fax number as the addressee has by five days' prior written notice specified to the other Party). Any notice, demand or other communication given or made by letter between countries shall be delivered by air mail. Any notice, demand or other communication so addressed to the relevant Party shall be deemed to have been delivered, (a) if delivered in person or by messenger, when proof of delivery is obtained by the delivering party; (b) if sent by post within the same country, on the third day following posting, and if sent by post to another country, on the seventh day following posting; and (c) if given or made by fax, upon dispatch and the receipt of a transmission report confirming dispatch.

8.2 The initial address and facsimile for each Party for the purposes of this Deed are:

Owner's Company:	c/o Room 707, No. 7 Building, Taiyueyuan, Haidian District, Beijing China Attention: Zhu Zhengdong Fax: (8610) 8233 7887
With a copy to:	DLA Piper UK LLP Beijing Representative Office 20th Floor, South Tower Beijing Kerry Centre No. 1 Guang Hua Road

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Beijing 100020 China
Attention: Steven Liu
Fax: + 8610-6561-5158

Secured Party: Bertelsmann Asia Investments
Unit 2804-2805, Capital Tower
6A Jianguomenwai Avenue
Beijing 100022 China
Main Line: +86 10 6563 0026
Attention: Annabelle Yu Long
Fax: +86 10 6563 0376

With a copy to: Clifford Chance LLP
40th Floor Bund Center
222 Yan An East Road
Shanghai 200002 China
Attention: Rupert Li
Fax: + 86 10 6335 0337

SECTION 9
MISCELLANEOUS

9.1 This Deed may not be amended, modified or supplemented except by a written instrument executed by each of the Parties.

9.2 No waiver of any provision of this Deed shall be effective unless set forth in a written instrument signed by the Party waiving such provision. No failure or delay by a Party in exercising any right, power or remedy under this Deed shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. Without limiting the foregoing, no waiver by a Party of any breach by any other Party of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provision hereof.

9.3 This Deed and the other Basic Documents constitute the whole agreement between the Parties relating to the subject matter hereof and supersede any prior agreements or understandings relating to such subject matter.

9.4 Each and every obligation under this Deed shall be treated as a separate obligation and shall be severally enforceable as such and in the event of any obligation or obligations being or becoming invalid, illegal or unenforceable in whole or in part. To the extent that any provision or provisions of this Deed are unenforceable the Owner's Company and the Secured Party shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the

Beijing 100020 China
Attention: Steven Liu
Fax: + 8610-6561-5158

Secured Party: Bertelsmann Asia Investments
Unit 2804-2805, Capital Tower
6A Jianguomenwai Avenue
Beijing 100022 China
Main Line: +86 10 6563 0026
Attention: Annabelle Yu Long
Fax: +86 10 6563 0376

With a copy to: Clifford Chance LLP
40th Floor Bund Center
222 Yan An East Road
Shanghai 200002 China
Attention: Rupert Li
Fax: + 86 10 6335 0337

SECTION 9
MISCELLANEOUS

9.1 This Deed may not be amended, modified or supplemented except by a written instrument executed by each of the Parties.

9.2 No waiver of any provision of this Deed shall be effective unless set forth in a written instrument signed by the Party waiving such provision. No failure or delay by a Party in exercising any right, power or remedy under this Deed shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. Without limiting the foregoing, no waiver by a Party of any breach by any other Party of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provision hereof.

9.3 This Deed and the other Basic Documents constitute the whole agreement between the Parties relating to the subject matter hereof and supersede any prior agreements or understandings relating to such subject matter.

9.4 Each and every obligation under this Deed shall be treated as a separate obligation and shall be severally enforceable as such and in the event of any obligation or obligations being or becoming invalid, illegal or unenforceable in whole or in part. To the extent that any provision or provisions of this Deed are unenforceable the Owner's Company and the Secured Party shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the

economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

9.5 Termination of this Deed for any cause shall not release the Owner's Company from any liability that at the time of termination had already accrued to it or which thereafter may accrue in respect of any act or omission prior to such termination.

9.6 The Owner's Company shall cooperate with the Secured Party and shall at any time and from time to time, upon the request of the Secured Party, take such further action and execute, acknowledge, and deliver all such instruments as may be necessary to carry out the provisions, purposes, and intent of this Deed.

9.7 This Deed shall be binding upon and inure to the benefit of the Owner's Company, the Secured Party and their respective successors and assigns, except that the Owner's Company shall not have the right to assign its rights or delegate its duties hereunder without the prior written consent of the Secured Party; provided, however, that the Secured Party may assign its rights hereunder to any Person without the consent of the Owner's Company.

9.8 This Deed may be executed in one or more counterparts including counterparts transmitted by telecopier or facsimile, each of which shall be deemed an original, but all of which signed and taken together, shall constitute one document.

9.9 The Parties declare that it is impossible to measure in money the damages that would be suffered by a Party by reason of the failure by any other Party to perform any of the obligations hereunder. Therefore, if any Party shall institute any action or proceeding to enforce the provisions hereof, any Party against whom such action or proceeding is brought hereby waives any claim or defense therein that the other Party has an adequate remedy at law.

9.10 For the avoidance of doubt, the occurrence of an event of default under the Share Purchase Agreement shall be deemed a breach of the Secured Obligations and the Charge shall be enforceable upon demand by the Secured Party with no requirement for a ten-day cure period.

9.11 THIS DEED SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF HONG KONG (EXCEPT AS TO MATTERS OF CAYMAN ISLANDS CORPORATE LAWS) WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS TO LAW OF ANY JURISDICTION.

9.12 **Dispute Resolution.**

(a) Negotiation between Parties. The Parties agree to negotiate in good faith to resolve any dispute between them regarding this Agreement. If the negotiations do not resolve the dispute to the reasonable satisfaction of all Parties within thirty (30) days, Section 9.12(b) shall apply.

economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

9.5 Termination of this Deed for any cause shall not release the Owner's Company from any liability that at the time of termination had already accrued to it or which thereafter may accrue in respect of any act or omission prior to such termination.

9.6 The Owner's Company shall cooperate with the Secured Party and shall at any time and from time to time, upon the request of the Secured Party, take such further action and execute, acknowledge, and deliver all such instruments as may be necessary to carry out the provisions, purposes, and intent of this Deed.

9.7 This Deed shall be binding upon and inure to the benefit of the Owner's Company, the Secured Party and their respective successors and assigns, except that the Owner's Company shall not have the right to assign its rights or delegate its duties hereunder without the prior written consent of the Secured Party; provided, however, that the Secured Party may assign its rights hereunder to any Person without the consent of the Owner's Company.

9.8 This Deed may be executed in one or more counterparts including counterparts transmitted by telecopier or facsimile, each of which shall be deemed an original, but all of which signed and taken together, shall constitute one document.

9.9 The Parties declare that it is impossible to measure in money the damages that would be suffered by a Party by reason of the failure by any other Party to perform any of the obligations hereunder. Therefore, if any Party shall institute any action or proceeding to enforce the provisions hereof, any Party against whom such action or proceeding is brought hereby waives any claim or defense therein that the other Party has an adequate remedy at law.

9.10 For the avoidance of doubt, the occurrence of an event of default under the Share Purchase Agreement shall be deemed a breach of the Secured Obligations and the Charge shall be enforceable upon demand by the Secured Party with no requirement for a ten-day cure period.

9.11 THIS DEED SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF HONG KONG (EXCEPT AS TO MATTERS OF CAYMAN ISLANDS CORPORATE LAWS) WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS TO LAW OF ANY JURISDICTION.

9.12 **Dispute Resolution.**

(a) Negotiation between Parties. The Parties agree to negotiate in good faith to resolve any dispute between them regarding this Agreement. If the negotiations do not resolve the dispute to the reasonable satisfaction of all Parties within thirty (30) days, Section 9.12(b) shall apply.

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(b) Arbitration. In the event the Parties are unable to settle a dispute between them regarding this Agreement in accordance with subsection (a) above, such dispute shall be referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules (the "**UNCITRAL Rules**") then in effect, which rules are deemed to be incorporated by reference into this subsection (b). The arbitration tribunal shall consist of three arbitrators to be appointed according to the UNCITRAL Rules. The languages of the arbitration shall be English and Chinese, in which all of the arbitrators shall be fluent. The Parties understand and agree that this provision regarding arbitration shall not prevent any Party from pursuing preliminary equitable or injunctive relief in a judicial forum pending arbitration in order to compel another Party to comply with this provision, to preserve the status quo prior to the invocation of arbitration under this provision, or to prevent or halt actions that may result in irreparable harm. A request for such equitable or injunctive relief shall not waive this arbitration provision.

9.13 The Owner's Company hereby irrevocably designates and appoints Chan Wing Hong at Block G, 7/F, Tai Hong Building, 8 Hong Cheung Street, Shau Kei Wan, Hong Kong (the "Process Agent"), as its authorized agent upon whom process may be served in any such suit or proceeding, it being understood that the designation and appointment of the Process Agent as such authorized agent shall become effective immediately without any further action on the part of the Owner's Company. The Owner's Company hereby represents that it has notified the Process Agent of such designation and appointment and that the Process Agent has accepted the same. The Owner's Company hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. The Owner's Company further agrees that service of process upon the Process Agent and written notice of said service to the Owner's Company mailed by prepaid registered first class mail or delivered to the Process Agent at its principal office, shall be deemed in every respect effective service of process upon the Owner's Company in any such suit or proceeding. Nothing herein shall affect the right of any Party to serve process in any other manner permitted by law. The Owner's Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of the Process Agent in full force and effect so long as the Owner's Company has any outstanding obligations under this Deed.

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(b) Arbitration. In the event the Parties are unable to settle a dispute between them regarding this Agreement in accordance with subsection (a) above, such dispute shall be referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules (the "**UNCITRAL Rules**") then in effect, which rules are deemed to be incorporated by reference into this subsection (b). The arbitration tribunal shall consist of three arbitrators to be appointed according to the UNCITRAL Rules. The languages of the arbitration shall be English and Chinese, in which all of the arbitrators shall be fluent. The Parties understand and agree that this provision regarding arbitration shall not prevent any Party from pursuing preliminary equitable or injunctive relief in a judicial forum pending arbitration in order to compel another Party to comply with this provision, to preserve the status quo prior to the invocation of arbitration under this provision, or to prevent or halt actions that may result in irreparable harm. A request for such equitable or injunctive relief shall not waive this arbitration provision.

9.13 The Owner's Company hereby irrevocably designates and appoints Chan Wing Hong at Block G, 7/F, Tai Hong Building, 8 Hong Cheung Street, Shau Kei Wan, Hong Kong (the "Process Agent"), as its authorized agent upon whom process may be served in any such suit or proceeding, it being understood that the designation and appointment of the Process Agent as such authorized agent shall become effective immediately without any further action on the part of the Owner's Company. The Owner's Company hereby represents that it has notified the Process Agent of such designation and appointment and that the Process Agent has accepted the same. The Owner's Company hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. The Owner's Company further agrees that service of process upon the Process Agent and written notice of said service to the Owner's Company mailed by prepaid registered first class mail or delivered to the Process Agent at its principal office, shall be deemed in every respect effective service of process upon the Owner's Company in any such suit or proceeding. Nothing herein shall affect the right of any Party to serve process in any other manner permitted by law. The Owner's Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of the Process Agent in full force and effect so long as the Owner's Company has any outstanding obligations under this Deed.

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IN WITNESS WHEREOF, this Deed has been executed on the day and year first above written.

OWNER'S COMPANY:

SIGNED, SEALED and DELIVERED)
as a **DEED** in the name of)
CHAMPION SHINE TRADING LIMITED)
by its authorized representative)
in the presence of:)

SECURED PARTY:

BERTELSMANN ASIA INVESTMENTS AG

By: ____________________
Name:
Title:

IN WITNESS WHEREOF, this Deed has been executed on the day and year first above written.

OWNER'S COMPANY:

SIGNED, SEALED and DELIVERED)
as a **DEED** in the name of)
CHAMPION SHINE TRADING LIMITED)
by its authorized representative)
in the presence of:)

SECURED PARTY:

BERTELSMANN ASIA INVESTMENTS AG

By: ______________________
Name: EHUKKA[illegible]
Title: President

- 8. MAI 2008

Schedule A

Form of Share Transfer

Champion Shine Trading Limited, a business company incorporated and existing under the laws of the British Virgin Islands with its registered office at ___________ ("Owner's Company") (the "Transferor"), in accordance with the terms of the Deed of Share Charge between ourselves and Bertelsmann Asia Investments AG (hereinafter, the "said Transferee") dated ___________ do hereby transfer to the said Transferee the ___________ shares(s) numbered ___________ standing in my/our name in the register of:

China Distance Education Holdings Limited

to hold unto the said Transferee, its executors, administrators or assigns, subject to the several conditions upon which I/we hold the same at the time of execution hereof. And I/we, the said Transferee do hereby agree to take the said share(s) subject to the same conditions.

Witness our hands the

____

Witness to the signature(s) of)
Owner's Company)
___________)
Witness's name and address:)
) ___________
)
)

____

Witness to the signature(s) of the Transferee)
)
___________)
Witness's name and address:)
) ___________
)
)
)

R

Schedule A

Form of Share Transfer

Champion Shine Trading Limited, a business company incorporated and existing under the laws of the British Virgin Islands with its registered office at ________________ ("Owner's Company") (the "Transferor"), in accordance with the terms of the Deed of Share Charge between ourselves and Bertelsmann Asia Investments AG (hereinafter, the "said Transferee") dated ________________ do hereby transfer to the said Transferee the ____________ shares(s) numbered ______________________ standing in my/our name in the register of:

China Distance Education Holdings Limited

to hold unto the said Transferee, its executors, administrators or assigns, subject to the several conditions upon which I/we hold the same at the time of execution hereof. And I/we, the said Transferee do hereby agree to take the said share(s) subject to the same conditions.

Witness our hands the

____

Witness to the signature(s) of)
Owner's Company)
______________________________)
Witness's name and address:)
) ______________________
)
)

____

Witness to the signature(s) of the Transferee)
)
______________________________)
Witness's name and address:)
) ______________________
)
)
)

Schedule B

Form of Resolutions

China Distance Education Holdings Limited (the "Company")

WRITTEN RESOLUTIONS OF THE BOARD OF DIRECTORS made pursuant to Article ___ of the Articles of Association of the Company

Directors:

IT IS RESOLVED that 5,243,650 ordinary shares of the Company held by Champion Shine Trading Limited be transferred to Bertelsmann Asia Investments AG with immediate effect;

IT IS RESOLVED that the Register of Members of the Company be updated to reflect such share transfer and that the relevant share certificates be duly signed, sealed and issued in connection therewith; and

IT IS RESOLVED that any and all actions heretofore taken by any members of the Board of Directors in connection with the matters contemplated by the foregoing Resolutions be, and they hereby are, approved, ratified and confirmed in all respects as fully as if such actions had been presented to this Board of Directors for its approval prior to such actions being taken.

These **WRITTEN RESOLUTIONS OF THE BOARD OF DIRECTORS** may be executed in one or more counterparts including counterparts transmitted by telecopier or facsimile, each of which shall be deemed and original, but all of which signed and taken together, shall constitute one document.

Date: ____________________

Schedule B

Form of Resolutions

China Distance Education Holdings Limited (the "Company")

WRITTEN RESOLUTIONS OF THE BOARD OF DIRECTORS made pursuant to Article ___ of the Articles of Association of the Company

Directors:

IT IS RESOLVED that 5,243,650 ordinary shares of the Company held by Champion Shine Trading Limited be transferred to Bertelsmann Asia Investments AG with immediate effect;

IT IS RESOLVED that the Register of Members of the Company be updated to reflect such share transfer and that the relevant share certificates be duly signed, sealed and issued in connection therewith; and

IT IS RESOLVED that any and all actions heretofore taken by any members of the Board of Directors in connection with the matters contemplated by the foregoing Resolutions be, and they hereby are, approved, ratified and confirmed in all respects as fully as if such actions had been presented to this Board of Directors for its approval prior to such actions being taken.

These **WRITTEN RESOLUTIONS OF THE BOARD OF DIRECTORS** may be executed in one or more counterparts including counterparts transmitted by telecopier or facsimile, each of which shall be deemed and original, but all of which signed and taken together, shall constitute one document.

Date: ____________________

Signed by all Directors of the Company:

Director

Director

Director

Director

Director

Director

Director

Director

Director

Signed by all Directors of the Company:

Director

Director

Director

Director

Director

Director

Director

Director

Director

Schedule C

Form of Register of Mortgages and Charges

Champion Shine Trading Limited

Entry No.: ____________________

Date Created: ______________2008

Instrument: Deed of Share Charge among (1) Owner's Company, as pledgor, and (2) Bertelsmann Asia Investments AG, as secured party, dated__________ 2008 (the "**Charge**")

Description of Property Charged

A first priority legal charge over the Charged Shares and the Proceeds (each as defined in the Charge).

Amount of Charge Created

Payment of the Secured Obligations (as defined in the Charge).

Names of Mortgagees or Persons Entitled to Charge

Bertelsmann Asia Investments AG

Attachments to this notification

Copy of executed Charge

Schedule C

Form of Register of Mortgages and Charges

Champion Shine Trading Limited

Entry No.: ______________________
Date Created: ______________2008

Instrument: Deed of Share Charge among (1) Owner's Company, as pledgor, and (2) Bertelsmann Asia Investments AG, as secured party, dated__________ 2008 (the "**Charge**")

Description of Property Charged

A first priority legal charge over the Charged Shares and the Proceeds (each as defined in the Charge).

Amount of Charge Created

Payment of the Secured Obligations (as defined in the Charge).

Names of Mortgagees or Persons Entitled to Charge

Bertelsmann Asia Investments AG

Attachments to this notification

Copy of executed Charge

EXHIBIT B

WAIVER AND CONFIRMATION LETTER